                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      EDUCATIONAL DEVELOPMENT CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

--------------------------------------------------------------------------------
                      Educational Development Corporation
                             10302 East 55th Place
                          Tulsa, Oklahoma 74146-6515
--------------------------------------------------------------------------------
                   ----------------------------------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 29, 1999
                   ----------------------------------------

TO THE SHAREHOLDERS OF
     EDUCATIONAL DEVELOPMENT CORPORATION:


     The 1999 Annual Meeting of Shareholders of Educational Development Corporation, a Delaware Corporation ("EDC" or the "Company"), will be held June 29, 1999, at 2:00 P.M., at the Sheraton Tulsa, 10918 East 41st Street, Tulsa, Oklahoma, for the following purposes:

     1.   To elect two nominees as Class I Directors;

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.


     Only shareholders of record at the close of business on May 6, 1999 are entitled to notice of and to vote at the meeting.

     You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, you are requested to sign and return the enclosed proxy as promptly as possible in the enclosed postage paid envelope. You may revoke your Proxy at any time before it is exercised at the meeting.


                       By Order of the Board of Directors

                       /s/ Randall W. White

                       Randall W. White
                       Chairman of the Board and President


Tulsa,  Oklahoma
May 20, 1999

                      EDUCATIONAL DEVELOPMENT CORPORATION
                             10302 East 55th Place
                          Tulsa, Oklahoma 74146-6515

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the management of EDUCATIONAL DEVELOPMENT CORPORATION, a Delaware corporation (the "Company" or "EDC"), for use at the Annual Meeting of Shareholders of the Company to be held at the Sheraton Tulsa, 10918 East 41st Street, Tulsa, Oklahoma, on Tuesday, June 29, 1999, commencing at 2:00 P.M., and at all continuations and adjournments thereof. This Proxy Statement and accompanying form of Proxy are first being mailed to shareholders on or about May 20, 1999.

                            SOLICITATION OF PROXIES

     A shareholder giving a Proxy has the power to revoke it at any time before its exercise. A Proxy may be revoked by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date. A Proxy will be suspended if the shareholder who executed it is present at the meeting and elects to vote in person.

     This solicitation is made on behalf of the Board of Directors of the Company. The cost of soliciting these Proxies will be borne by the Company. In addition to solicitation by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward Proxies and proxy material to their principals and may reimburse them for their expenses in so doing. Certain officers and employees of the Company may solicit Proxies by telephone, facsimile or personally from some shareholders whose Proxies are not promptly received. Such officers and employees will receive no compensation other than their regular salaries, but they will be reimbursed for any expenses incurred in making such solicitation. Properly executed Proxies in the accompanying form which are filed before the meeting and not revoked will be voted in accordance with the directions and specifications contained therein.

                               VOTING SECURITIES

     The Company's $.20 par value common stock is the only class of capital stock authorized by its Amended and Restated Certificate of Incorporation. The number of shares which may be voted at the meeting or any adjournment thereof is 4,557,890 shares, which was the number outstanding as of May 6, 1999, the record date. Each shareholder is entitled to one vote for each share held except that cumulative voting is authorized with respect to the election of directors. In other words, solely for the purpose of electing directors, each share will entitle the holder thereof to a number of votes equal to the number of directors being elected and each shareholder may cast all of his votes for a single nominee, or may distribute them among any two or more nominees. The presence in person or by proxy of the holders of a majority of the shares issued and outstanding at the meeting will constitute a quorum for the transaction of business. Votes will be tabulated by an inspector of election appointed by the Board of Directors of the Company.

                    PRINCIPAL HOLDERS OF VOTING SECURITIES

     As of May 6, 1999, the following were the only persons known to management of the Company to be beneficial owners of more than five percent of the Company's outstanding common stock. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

       Name and Address of        Amount of Beneficial          Percent of
        Beneficial Owner              Ownership                 Class (1)
       -------------------        --------------------          ----------

        Randall W. White
        10385 South 76th E. Ave.
        Tulsa, Oklahoma  74133         797,025 (2)                16.6%

        Robert D. Berryhill
        P.O. Box 740125
        Tulsa, Oklahoma  74147-0125    365,000                     8.0%

    -----------------------------
    (1) The Percent of Class was calculated on the basis of the number of outstanding shares plus the number of shares which may be acquired pursuant to currently exercisable stock options, however, shares which may be acquired by such person pursuant to currently exercisable stock options are not deemed outstanding for purposes of computing the Percent of Class of shares beneficially owned by any other person.

    (2) Includes 235,200 shares as to which Mr. White has the right to acquire beneficial ownership through the exercise of currently exercisable stock options.


          COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

         As of May 6, 1999, the directors and nominees of the Company and the directors and executive officers of the Company as a group were the beneficial owners of the following amount of shares of common stock of the Company. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.


  Names of Directors and              Amount of Beneficial     Percent of
Nominees and Identity of Group            Ownership            Class (1)
------------------------------        --------------------     ----------

    G. Dean Cosgrove                         20,000               .4%
    John M. Lare                             20,850               .5%
    James F. Lewis                           83,160              1.8%
    Robert D. Berryhill                     365,000              8.0%
    Randall W. White                        797,025 (2)         16.6%
    All directors and executive officers  1,377,872 (3)         28.5%
         as a group (7 persons)


    (1) The Percent of Class was calculated on the basis of the number of outstanding shares plus the number of shares which may be acquired by such person or group pursuant to currently exercisable stock options, however, shares which may be acquired by such person or group pursuant to currently exercisable stock options are not deemed outstanding for purposes of computing the Percent of Class for shares beneficially owned by any other person or group.

    (2) Includes 235,200 shares as to which Mr. White has the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

    (3) Includes 285,200 shares as to which all directors and executive officers have the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

                              NUMBER OF DIRECTORS

     The Amended and Restated Certificate of Incorporation and By-laws of the Company provide that the number of directors which shall constitute the whole Board of Directors shall not be less than three (3) nor more than fifteen (15). Within said limits, the number of directors shall be determined by resolution of the Board of Directors or by the shareholders at the annual meeting. The Board of Directors has adopted a resolution establishing five (5) as the number of directors of the Company.


                             ELECTION OF DIRECTORS

     In accordance with the Amended and Restated Certificate of Incorporation and By-laws of the Company, the directors are divided into three classes, Class I, Class II and Class III, and are elected for a full term of office expiring at the third succeeding annual shareholders meeting following the election to office and when a successor is duly elected and qualified. The By-laws provide that such classes shall be as nearly equal in number as possible. The term of office of Class I directors expires at the annual meeting of shareholders to be held on June 29, 1999, the term of office of Class II directors expires at the annual meeting of shareholders in 2000 and the term of office of Class III directors expires at the annual meeting of shareholders in 2001. At the Annual Meeting of Shareholders announced herein, two directors shall be chosen to serve as Class I directors. They will be elected for a full term of office expiring at the annual meeting of shareholders in 2002, and will serve until a successor or successors are duly elected and qualified. Unless authority to do so is withheld, the persons named as proxies in the accompanying form of Proxy will vote the shares represented thereby for the following nominees designated by the Board of Directors to serve as Class I directors. Although it is not anticipated that the nominees will be unwilling or unable to serve, if the nominees should decline or be unable to act as a director, the persons named as proxies in the accompanying form of Proxy may, unless authority to do so is withheld, vote for any substitute nominee proposed by the Board of Directors. The business experience shown for the nominees has been their principal occupation for at least the past five years.

     The affirmative vote of a plurality of the shares present in person or by proxy at the meeting and entitled to vote is required for the election of directors. An abstention from voting will be tabulated as a vote withheld on the election of directors and will be included in computing the number of shares present for purposes of determining the presence of a quorum for the meeting.

                                   NOMINEES
      Director
Name and Business Experience                              Age     Class   Since
----------------------------                              ---     -----   -----
John M. Lare                                               52       I     1986
     President of Pegasus Foods, Inc., an owner and operator of Mexican quick service restaurants since March, 1995. From October, 1992 to
     January, 1995, Mr. Lare was a Director and Vice
     President - Finance and Administration for Webco
     Industries, Inc., a manufacturer and distributor of steel tubing. From 1989 to October 1992, Mr.
     Lare was a Principal for Pegasus Venture Capital and the Argent Group, investment banking and leverage buyout firms.

James F. Lewis                                             58       I     1992
     CEO of The Lewis Companies Inc., a Tulsa based holding firm that owns or controls the following firms: Oil Capital Electric Inc., KBL Inc., FCE
     Inc., OMNI Mechanical Services, Engineering
     Design Group Inc. and various real estate holdings. He has been the CEO for the past twenty-seven years. He serves on the Oklahoma
     Bank IV advisory board of directors.

                             CONTINUING DIRECTORS
     Director
Name and Business Experience                             Age    Class   Since
----------------------------                             ---    -----   -----
Robert D. Berryhill                                      53      II     1986
  Private Investor. Vice Chairman of the Board of
  EDC since October 1986. He was President of
  Original Chili Bowl, Inc., Tulsa, Oklahoma, a food manufacturing business, from August 1965 until January, 1992, and was Vice President thereof for five years prior to his election as President.

G. Dean Cosgrove                                         65      II     1986
  Independent Consultant since 1985. He served as
  Financial Vice President and Treasurer of Mapco
  Inc., Tulsa, Oklahoma, an energy company, from May 1984 until July 1985, and served as Vice
  President and Treasurer thereof from January
  1981 until May 1984.

Randall W. White                                         57     III     1984
  Chairman of the Board of EDC since September
  1986, President of EDC since January 1986, and
  Treasurer of EDC since February 1984. From
  February 1980 until joining EDC in January 1983,
  Mr. White served as the Chief Financial Officer of Nicor Drilling Company, Tulsa, Oklahoma, an oil and gas drilling company.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

     During the fiscal year ended February 28, 1999, the Board of Directors held three meetings. Each director attended all meetings of the Board of Directors, except for Robert D. Berryhill who did not attend one meeting and James R. Lewis who did not attend one meeting.

     The only standing committees of the Board of Directors are described as follows:

      (i) The Executive Committee is responsible for assisting management in establishing long-range plans, budgets and marketing and development plans. The Committee consists of Messrs. Cosgrove, Berryhill and White. No separate meetings of this committee were held during the fiscal year ended February 28, 1999, all committee actions having been taken by the Board of Directors as a whole during the regular Board of Directors' meetings.

     (ii) The Compensation Committee is responsible for administering the Company's 1992 Incentive Stock Option Plan and the Incentive Stock Option Plan of 1981. The Committee consists of Messrs. Berryhill and Cosgrove. No separate meetings of this Committee were held during the fiscal year ended February 28, 1999, all committee actions having been taken by the Board of Directors as a whole during the regular Board of Directors' meetings.

    (iii) The Audit Committee is responsible for the review of reports of external auditors and for liaison with the external auditing firm. The Committee consists of Messrs. Lewis and Lare. No separate meetings of this Committee were held during the fiscal year ended February 28, 1999, all committee actions having been taken by the Board of Directors as a whole during the regular Board of Directors' meetings.

     The Board of Directors has no nominating committee.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has an outstanding unsecured loan to John M. Lare, an outside Director, in the total principal amount of $123,500 at May 6, 1999. This loan matures February 29, 2000. Interest is payable at 9% per annum. Accrued interest totalled $14,900 at May 6, 1999.

                           COMPENSATION OF DIRECTORS

     As compensation for all services rendered as a director of the Company, the Company has a standard arrangement whereby a director who is not also an officer of the Company is paid $250 for each directors' meeting attended in person. Each director who is not also an officer of the Company and who is a member of and who attends a meeting of one of the Committees of the Board of Directors is paid $150 for such attendance. Directors are not paid for directors' meetings or Committee meetings held by means of conference telephone calls.

                         COMPLIANCE WITH SECTION 16(a)

     Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission and to furnish the Company with a copy of each such report. Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file by these dates during and with respect to fiscal year 1999. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, during and with respect to fiscal year 1999, all Section 16(a) filing requirements were satisfied.

                            EXECUTIVE COMPENSATION

        The following table sets forth certain information with respect to the compensation of the Company's President during the fiscal years ended February 28, 1999, February 28, 1998 and February 28, 1997.


                          SUMMARY COMPENSATION TABLE

                                                                         Long Term Compensation
                                                                         ----------------------
                            Annual Compensation                        Awards           Payouts
                          ----------------------------------------------------------------------
Name                                              Other                                               All
and                                               Annual     Restricted      #                       Other
Principal         Fiscal                          Compen-      Stock      Options/      LTIP        Compen-
Position           Year    Salary      Bonus     sation (1)    Awards      SARs        Payouts      sation
------------------------------------------------------------------------------------------------------------
Randall W. White   1999   $110,000   $ 20,000     $   -0-     $   -0-       -0-        $   -0-      $   -0-
Chairman of the    1998   $100,800   $ 20,000     $   -0-     $   -0-       -0-        $   -0-      $   -0-
Board, President   1997   $ 90,000   $ 20,000     $   -0-     $   -0-       -0-        $   -0-      $   -0-
and Treasurer


     (1) Does not include the value of perquisites or other personal benefits because the aggregate amount of such compensation, if any, did not exceed the lesser of $50,000 or 10% of the annual salary and bonus in any of the three fiscal years reported in the Summary Compensation Table.

          OPTION EXERCISES DURING FISCAL YEAR ENDED FEBRUARY 28, 1999
                    AND OPTION VALUES AT FEBRUARY 28, 1999


     The following table sets forth certain information with respect to options exercised by the Company's President during the fiscal year ended February 28, 1999, and the number and value of unexercised stock options held by him at the end of the fiscal year.

                                                                               Value of
                                                       Number of              Unexercised
                                                      Unexercised             In-the-Money
                                                        Options                 Options
                   Shares Acquired     Value          at FY - End             at FY - End
Name                 on Exercise    Realized (2)   February 28, 1999 (1)   February 28, 1999 (3)
------------------------------------------------------------------------------------------------
Randall W. White        -0-            -0-               232,500               $67,500


(1)  All unexercised options were exercisable as of February 28, 1999.

(2) Calculated by multiplying the number of shares acquired on exercise times the difference between (a) the closing stock price of the Common Stock at the exercise date and (b) the per share option exercise price.

(3) Calculated by multiplying the number of unexercised options times the difference between (a) the closing stock price of the Common Stock at February 28, 1999 and (b) the per share option exercise price.



                         COMPENSATION COMMITTEE REPORT

     The executive compensation policy is subjective and not subject to specific criteria. The compensation committee considers such factors as sales levels, earnings per share levels and return on equity in determining executive compensation.

Robert D. Berryhill
G. Dean Cosgrove

                             EMPLOYMENT CONTRACTS

     The Company has an employment agreement with Randall W. White, President of the Company, which expires March 1, 2000 and provides for annual compensation of $110,000.


                      SUBMISSION OF SHAREHOLDER PROPOSALS

     Any shareholder proposal to be presented at the 2000 annual meeting should be directed to Randall W. White, President of the Company, at 10302 East 55th Place, Tulsa, Oklahoma 74146-6515, and must be received by the president on or before March 1, 2000. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.

                  COMPARISON OF FIVE-YEAR CUMULATIVE RETURNS
                              ON AN INDEXED BASIS

     The following graph compares the performance of the Company's Common Stock with the performance of the Nasdaq Stock Market Total Return Index and the Nasdaq Non-Financial Stock Index. The Center for Research in Security Prices ("CRSP") Index provided the Nasdaq indices used in this graph. The graph assumes $100 was invested on February 28, 1994 in each of the Company's Common Stock and the two Nasdaq indices.

     The graph displayed below is presented in accordance with SEC requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. The graph in no way reflects the Corporation's forecast of future financial performance.



                               PERFORMANCE GRAPH
                   COMPARISON OF FIVE-YEAR CUMULATIVE RETURN
           Among the Company, Nasdaq Stock Market Total Return Index
                     and Nasdaq Non-Financial Stock Index


       NASDAQ Stock Market      NASDAQ Stock Market      Educational Development
        Total Return Index    Non-Financial Stock Index        Corporation
       -------------------    -------------------------  -----------------------

1994         100                       100                        100
1995         101.4                      98.5                      201.8
1996         141.3                     137.8                      373.8
1997         168.5                     159.5                      179.4
1998         230.6                     215.1                      130.8
1999         300.2                     287.3                       74.7


Note: Prior years EDC stock prices restated for 2-1 stock split effective April 1, 1996


               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Deloitte & Touche LLP audited the financial statements of the Company for the fiscal year ended February 28, 1999. The firm of Deloitte & Touche LLP has also been selected and approved by the Board of Directors as independent public accountants to make an audit of the financial statements of the Company for fiscal year ending February 29, 2000. A representative of Deloitte & Touche LLP is expected to be present at the meeting. Such representative will be afforded an opportunity to make a statement on behalf of said firm and will be available to respond to appropriate questions.

                    ANNUAL REPORTS AND FINANCIAL STATEMENTS

     The proxy statement is accompanied by the Annual Report of the Company for its fiscal year ended February 28, 1999. Shareholders are referred to such Report for information about the Company's business and activities, but such Report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy soliciting material.

     COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WILL BE PROVIDED WITHOUT CHARGE TO RECORD OR BENEFICIAL OWNERS OF SHARES ENTITLED TO VOTE AT THE MEETING. Written requests for copies of said report should be directed to Randall W. White, President of the Company, at the Company's corporate headquarters located at 10302 East 55th Place, Tulsa, Oklahoma 74146-6515.

                                 OTHER MATTERS

     Management does not intend to present and does not have any reason to believe that others will present at the annual meeting any item of business other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the meeting, it is the intention of the persons named as proxies in the accompanying form of Proxy to vote the shares represented thereby in accordance with their best judgment and discretionary authority to do so is included in the Proxy.



                                By order of the Board of Directors

                                /s/ Randall W. White

                                Randall W. White
                                Chairman of the Board and President




Tulsa,  Oklahoma
May 20, 1999

                                                                                                    Please mark
                                                                                                    your vote as
                                                                                                    indicated in     X
                                                                                                    this example

UPON THE ELECTION OF DIRECTORS:         The nominees for Class I Director are: John M. Lare and James F. Lewis

  FOR the listed       WITHHOLD         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that
     nominees          AUTHORITY        nominee's name in the space provided below.)
                    to vote for the
                    listed nominees
       [   ]             [   ]          __________________________________________________________________________________

The foregoing is as set forth in the Notice of said meeting and in the accompanying Proxy Statement, receipt of which are hereby acknowledged.
THIS PROXY WILL BE VOTED AS INDICATED BY THE SHAREHOLDER(S). IF NO CHOICE IS INDICATED ON THE ABOVE PROPOSAL, THIS PROXY
WILL BE VOTED FOR SUCH PROPOSAL. The Board of Directors know of no other proposals to come before this meeting. IF ANY
OTHER MATTERS SHOULD BE BROUGHT BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY OR THEIR SUBSTITUTES WILL VOTE THIS
PROXY ON SUCH MATTERS IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

                                                           The undersigned hereby revokes any Proxy heretofore given, and ratifies all that said Proxies may lawfully do or cause to be done by virtue hereof.

                                                           Dated: ________________________________________________, 1999

                                                           ________________________________________________________ L.S.

                                                           ________________________________________________________ L.S.
                                                           IMPORTANT: Please sign exactly as your name or names appear on this Proxy and when signing as attorney, executor,
                                                           administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full
                                                           corporate name by duly authorized officer. If a partnership please sign in partnership name by authorized person(s).
                                                                             PLEASE SIGN THIS SIDE
                   FOLD AND DETACH HERE

                      EDUCATIONAL DEVELOPMENT CORPORATION
                 10302 East 55th Place, Tulsa, Oklahoma 74146
                                     PROXY
   THIS PROXY IS BEING SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS.
                 ANNUAL MEETING OF SHAREHOLDERS, JUNE 29, 1999

   The undersigned hereby appoints Randall W. White and W. Curtis Fossett, or either or both of them, proxies of the undersigned, with full power of substitution, to vote all shares of Educational Development Corporation ("EDC") owned by or standing in the name of the undersigned, at the Annual Meeting of Shareholders of EDC, to be held at the Sheraton Tulsa, 10918 East 41st Street, Tulsa, Oklahoma, on June 29, 1999 at 2:00 o'clock P.M., local time, and at any adjournments.


                          (Continued on reverse side)


                             FOLD AND DETACH HERE